Joint Filing Agreement


     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments thereto) with respect to the common stock, par value $.01 per share, of Casco International, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned parties, each being duly authorized, hereby execute this Agreement on the 19th day of June, 2001.

                                           By:  /s/ S. Robert Davis
                                             --------------------
                                                 S. Robert Davis


                                        By:  /s/ Charles R. Davis
                                             --------------------
                                                 Charles R. Davis


                                        R. L. Renck & Co., Inc.

                                        By:  /s/ Robert L. Renck, Jr.
                                             --------------------
                                                 Robert L. Renck, Jr.
                                                 President and
                                                 Chief Executive Officer


                                        By:  /s/ Richard Fentin
                                             --------------------
                                                 Richard Fentin


                                        By:  /s/ John Graver
                                             --------------------
                                                 John Graver


                                        By:  /s/ Randall J. Asmo
                                             --------------------
                                                 Randall J. Asmo


                                        By:  /s/ Jeffrey A. Ross
                                             --------------------
                                                 Jeffrey A. Ross


                                        By:  /s/ Dan Splawn
                                             --------------------
                                                 Dan Splawn

                                        By:  /s/ Melissa Davis
                                             --------------------
                                                 Melissa Davis


                                        Media Source, Inc.

                                        By:  /s/ S. Robert Davis
                                             --------------------
                                                 S. Robert Davis
                                                 President